Exhibit 99.2

Cautionary Notice Regarding
Forward-Looking Statements
•
This presentation contains statements that constitute
“forward-looking statements” within the meaning of Section
27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934.
•
These forward-looking statements are not historical facts, but only predictions by our company and/or our company’s
management.
•
These statements generally can be identified by lead-in words such as “believe,” “expect” “anticipate,” “intend,” “plan,”
“foresee” and other similar words.  Similarly, statements that describe our company’s objectives, plans or goals are also
forward-looking statements.
•
You are cautioned that these forward-looking statements are
not guarantees of future performance and involve risks and
uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a
results of various factors. Among others, factors that could materially adversely affect actual results and performance
include those risk factors that are listed in Sonic Automotive’s
Form 10-Q for the quarter ended June 30, 2007.

Sonic Automotive Third Quarter 2007 Earnings Review October 30, 2007

The Quarter in Review
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Profit from continuing operations up 9.4%
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Total revenue up 5.7%; Gross up 6.0%
– Same store used vehicle revenue up 11.1%
– F&I per unit up 5.0%
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Operating margin improved 10bps to 3.7%
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SG&A 74.4% - down 40bps from Q3 06

EXECUTION OF KEY INTIATIVES CONTINUES
Used vehicles, F&I, fixed operations, cost management

2007 2006
Better/
(Worse)
(amounts in millions, except per share data)
Revenue
$2,186 $2,068 $118
Gross Profit
$335 $316 $19
   – Margin
15.3% 15.3%
Operating Profit
   – Amount $80 $74 $6
   – Margin 3.7% 3.6%
Net Income
   – Continuing Operations $31.8 $29.0 $2.8
   – Total Operations 26.1 28.6 (2.5)
EPS
   – Continuing Operations $0.70 $0.66 $0.04
   – Total Operations 0.58 0.65 (0.07)
Q3
Performance Overview

5.7%
6.0%
8.5%
10bps
9.4%
(8.7%)
6.0%
(10.8%)

$0.60 $0.61 $0.62 $0.63 $0.64 $0.65 $0.66 $0.67 $0.68 $0.69 $0.70 ($0.03) $0.66 $0.70 ($0.02) $0.09 Performance Overview EPS 3

Performance Overview
Same Store Revenue Growth
Execution in Motion
Execution in Motion
Same store retail used volume up 5.4%
Fixed Operations same store customer pay revenue up 5.4% (up 9.8% in total)
F&I per unit up $51 on a same store basis
(0.8%)
11.1%
2.3%
3.4%
1.8%
(15.8%)
0.7%
New Used Fixed Operations F&I Sub Total Wholesale Total

Used Vehicle Performance
Execution in Motion
Trade Desk
Phase II
Phase III
Web-Tail
Maximize Margin
Volume Growth
Increased Profitability
Right inventory, Right Location, Right Price
On-line
Branding
Virtual Lot
Sonic “Auto
Pilot”
Optimizing
Inventory
Market Shift to
Consumer
Control
•7 Quarters of Same store
volume improvement
•Net Margin up
•CPO % stable
Basic Process rollout (best practices)
Less Wholesale/Keep more trades
Common Technology (S.I.M.S)

Inventory
Control
Technology
Introduction
Phase I

SG&A Expenses Execution in Motion 7.9% 66.9% 66.6% 7.8% Q3 2007 Q3 2006 All Other SG&A Rent 74.4% 74.8% 40 bps 6

28.6% of Total
Revenue
Same store
used, F&I up
New Margin
compression
remains a
concern
7.4% of Total Revenue
Impacted by construction
at our large Toyota
dealership
2.6% Total Revenue
Unemployment Rate (as of Sep) 7.5%
Excluding Michigan, Sonic Cadillac
new unit volume performed better
than the Industry
Geographic Review
24.9% of Total Revenue
Overall good performance
14.8% of Total
Revenue
Improvement in
all areas
Difficult Sales Environment
Stable Sales Environment

Inventory Management
Days Supply
Sep-07
Sep 07
Industry
New Vehicles
Domestic
(excluding Cadillac)
51.9 70.3
Luxury (
including Cadillac)
41.3 40.6
Import 40.9 45.6
Overall 43.6 57.3
Used Vehicles 37.0

Debt to Capital Ratio
(1)
(1) – Net of Cash
35 -40%
39.1%
39.4%
41.2%
41.9%
Q4 2006 Q1 2007 Q2 2007 Q3 2007 Target

•Long Beach BMW/Mini
•Two mortgages in place;
Two more to close in Q4
•CAC sale
•Share repurchases

Q4 Outlook
• Generally stable operating environment
– New vehicle softness offset by other opportunities
– Stable margins and expense levels
– Strength in certain markets and brands will be offset by softness in others
• Reaffirming EPS target to $2.50 – $2.60
– Includes impact of closed acquisitions
– Continued execution of key initiatives and expense control
• Increased share repurchase authorization by $40 million
– $33 million repurchased in the quarter; $43 million year to date
– Prudent and opportunistic purchases; continue to pick away at dilution

Summary
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Top priority - Execution of key initiatives
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Executing disciplined and prudent acquisition
strategy
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Strategy is sound; team focused on delivering
results

Reaffirming Full Year Guidance
$2.50 - $2.60